UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 Tampa Rd, Suite 1117, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280
N/A
 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Item 2.01.	Completion of Acquisition or Disposition of Assets

On May 6, 2019, Better Choice Company Inc., a Delaware corporation (the “Company”), completed its business combinations with (i) the Delaware corporation that was previously known as “Bona Vida, Inc.” in accordance with the terms of the Agreement and Plan of Merger, dated as of February 28, 2019 (the “Bona Vida Merger Agreement”), by and among the Company, BCC Merger Sub, Inc. (“Merger Sub”), and Bona Vida, Inc. (“Bona Vida”), as amended by Amendment No. 1 thereto made and entered into as of May 3, 2019 (the “Bona Vida First Amendment”), pursuant to which Merger Sub merged with and into Bona Vida, with Bona Vida surviving as a wholly owned subsidiary of the Company (the “Bona Vida Acquisition”) and (ii) the Delaware limited liability company that was previously known as “TruPet LLC” in accordance with the terms of the Securities Exchange Agreement, dated as of February 2, 2019 (the “TruPet Merger Agreement”) by and between the Company and TruPet LLC (“TruPet”), as amended by Amendment No. 1 thereto made and entered into as of May 6, 2019 (the “TruPet First Amendment”), pursuant to which the Company agreed to acquire 93.3% of the outstanding TruPet membership interests (the “TruPet Acquisition” and, together with the Bona Vida Acquisition, the “Acquisitions”). Following the completion of the Acquisitions, the business conducted by the Company became primarily the businesses conducted by TruPet and Bona Vida, which is as an online seller of pet foods, pet nutritional products and related pet supplies and as an emerging hemp-based CBD platform focused on developing a portfolio of brand and product verticals within the animal health and wellness space, respectively.

Under the terms of the Bona Vida Merger Agreement, and contemporaneously with the completion of the merger with Bona Vida, the Company issued 18,003,273 shares of its common stock, par value $0.001 per share (“Common Stock”), to Bona Vida’s stockholders for all shares of Bona Vida’s common stock outstanding immediately prior to the Bona Vida Acquisition. All warrants held by Bona Vida warrant holders were either cancelled or converted into shares of Common Stock at closing for CAD $0.75 per share. Under the terms of the TruPet Merger Agreement, and contemporaneously with the completion of acquisition of TruPet, the Company issued 14,079,606 shares of its Common Stock to TruPet’s members for 93.3% of the issued and outstanding membership interests of TruPet outstanding immediately prior to the TruPet Acquisition.

The Company has agreed to use its commercially reasonable efforts to register the shares of Common Stock issued to the former stockholders and members of Bona Vida and TruPet, respectively, with the Securities and Exchange Commission (the “SEC”) pursuant to a registration rights agreement dated as of May 6, 2019, among the Company and the Bona Vida stockholders (the “Bona Vida Registration Rights Agreement”) and a registration rights agreement dated as of May 6, 2019, among the Company and the TruPet members (the “TruPet Registration Rights Agreement” and, together with the Bona Vida Registration Rights Agreement, the “Acquisition Registration Rights Agreements”). Under the Acquisition Registration Rights Agreements, the Company agreed to use its commercially reasonable efforts to file a registration statement to register the shares of Common Stock issued as part of the Acquisitions’ consideration as soon as practicable. The number of shares of Common Stock issued as part of the Acquisitions’ consideration to be included as part of any registration statement is determined as follows: (i) the Company must first include with such registration statement all the shares of Common Stock (including the Common Stock issuable upon exercise of the Warrants issued in the Private Placement (as defined below)) sold in the Private Placement; and (ii) to the extent the Company may register a greater number of shares of Common Stock than those comprising the shares of Common Stock (including the Common Stock issuable upon exercise of the Warrants issued in the Private Placement) sold in the Private Placement, the recipients of Common Stock issued as part of the Acquisitions’ consideration will be entitled to participate on a pro rata basis.

In addition, the Company agreed, among other things, to use commercially reasonable efforts to cause such registration statement to become and remain effective and to use commercially reasonable efforts to cause the Common Stock received in the Acquisitions to be quoted on each trading market and/or in each quotation service on which the Common Stock is then quoted.

The Company has also agreed, among other things, to indemnify those who received shares of Common Stock in the Acquisitions from certain liabilities and to pay all fees and expenses incurred by the Company in connection with the registration of shares of its common stock received in the Acquisitions.

Immediately after the Acquisitions and the Company’s previously announced private placement (“Private Placement”) pursuant to the terms of the subscription agreements, dated as April 25, 2019, between the Company and certain institutional and accredited investors, there were approximately 41,028,569 shares of Common Stock outstanding. The Company’s co-chief executive officers, Damian Dalla-Longa and Lori Taylor, and President and Director of Operations, Anthony Santarsiero, each received shares of Common Stock in the Acquisitions by virtue of Mr. Dalla-Longa being a stockholder of Bona Vida and each of Ms. Taylor and Mr. Santarsiero being a stockholder of TruPet, where each were previously respectively employed.

The Acquisitions are being accounted for as a reverse acquisition and recapitalization of the Company for financial accounting purposes, whereby TruPet is deemed to be the acquirer for accounting purposes, and the Company’s historical financial statements before the Acquisitions will be replaced with the historical financial statements of TruPet before the Acquisitions in future filings with the SEC. The Company intends to appoint a new auditor for the combined entity. The Company also intends to file the historical financial statements of Bona Vida and TruPet, along with a pro forma presentation illustrating the effects of the Acquisitions, to comply with Rule 8-04 and Rule 8-05 of Regulation S-X and Item 9.01 of Form 8-K.

The foregoing descriptions of the Bona Vida Merger Agreement, Bona Vida First Amendment, TruPet Merger Agreement, TruPet First Amendment, Bona Vida Registration Rights Agreement and TruPet Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Bona Vida Merger Agreement, Bona Vida First Amendment, TruPet Merger Agreement, TruPet First Amendment, form of Bona Vida Registration Rights Agreement and form of TruPet Registration Rights Agreement, copies of which are filed as filed as Exhibits 2.1, 2.2, 2.3, 2.4, 4.1 and 4.2 to the Company’s current report on Form 8-K filed on May 10, 2019, hereto and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above with respect to the issuance of shares of the Company’s Common Stock pursuant to the terms of the Bona Vida Merger Agreement and TruPet Merger Agreement is incorporated into this Item 3.02 by reference. The shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and will be issued in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Item 5.01	Changes in Control of Registrant.

The disclosures set forth in Item 2.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.

As a result of the issuance of shares of our common stock pursuant to the Bona Vida Merger Agreement and TruPet Merger Agreement, a change in control from the legacy stockholders of the Company occurred on May 6, 2019. Immediately after the Acquisitions and the Private Placement, the Company’s ownership was comprised of the following as of May 6, 2019:

Stockholder Group	Shares Issued	Percentage Ownership
Former members of TruPet	14,079,606	34.4%
Legacy stockholders of the Company	3,134,030	7.7%
Investors in the Private Placement	5,728,325	14.0%
Former stockholders of Bona Vida	18,003,273	44.0%
Total	40,945,235	100%

Although former stockholders of Bona Vida had the largest percentage of ownership immediately after the Acquisitions, Blue Sky Holdings Trust, which is beneficially owned by Lori Taylor, and John Word III, own approximately 12.9% and 10.1% of the outstanding shares of common stock, respectively, for a total of approximately 23.0% ownership, and are the two largest stockholders of the Company. Both Blue Sky Holdings Trust and John Word III held membership interests in TruPet prior to the Acquisitions. Except as described herein, no other arrangements exist, to our knowledge, that might result in a future change of control of the Company.

Forward Looking Statements.

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” , or expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on the Company’s current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its plans will be achieved. Actual results may differ from those set forth in this report due to the risk and uncertainties inherent in the Company’s business. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as may be required by law. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: July 12, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Co-Chief Executive Officer